UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                      ________________

                          FORM 8-K
                      ________________

    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): August 19, 2003


                     ATHEROGENICS, INC.
   (Exact Name of Registrant as Specified in its Charter)


      Georgia              0-31261            58-2108232
  (State or other        (Commission       (I.R.S. Employer
    jurisdiction         File Number)   Identification Number)
 of incorporation)



                    8995 Westside Parkway
                    Alpharetta, GA  30004
          (Address of principal executive offices)

Registrant's telephone number, including area code (678) 336-2500

                      _________________


Item 5.  Other Events

     On August 19, 2003, AtheroGenics, Inc. issued a press release to report that the company completed the sale of $100 million of its 4.5% Convertible Notes due 2008, which includes the exercise by the initial purchasers of their entire $20 million over-allotment option. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

Item 7.  Exhibits

     The following exhibit is filed with this current report on Form 8-K.

Exhibit        Description
No.

99.1       -   Press Release dated August 19, 2003



                    ____________________


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         ATHEROGENICS, INC.

       Date:  August 19, 2003            /s/  RUSSELL M. MEDFORD

                                         Russell M. Medford
                                         President and Chief Executive
                                            Officer


                    ____________________



                        EXHIBIT INDEX


Exhibit        Description
No.

99.1       -   Press Release dated August 19, 2003